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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 10, 2003


                                IMAX CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


               0-24216                            98-0140269
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       (Commission File Number)      (I.R.S. Employer Identification No.)

        2525 SPEAKMAN DRIVE, SHERIDAN PARK, MISSISSAUGA, ONTARIO L5K 1B1
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            (Address of Principal Executive Offices)        (Zip Code)

                                 (905) 403-6500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

IMAX Corporation (the "Corporation") announced that it plans to refinance all of its outstanding debt through an offering of new senior notes with a proposed maturity of 2010. The proposed offering would complete the Corporation's initiative, begun in 2001, of addressing the repayment of its 7 7/8% senior notes due December 2005, of which $153 million in principal remains outstanding. The notes have not been, and will not be registered under the U.S. Securities Act of 1933 or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IMAX CORPORATION
                                  (Registrant)



Date:  November 10, 2003          By:    "Bradley J. Wechlser"
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                                  Title: Co-Chairman and
                                         Co-Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit                                    Description

99.1                                       Press Release dated November 10, 2003